UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 20, 2019

Date of Report (Date of earliest event reported)

EVIO, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-12350	47-1890509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340 W. Horizon Ridge Pkwy, Suite 120, Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 748-9944

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported on March 20, 2019, Greenhaus Analytical Labs, LLC dba EVIO Labs Portland (“EVIO Labs Portland”), a subsidiary of EVIO, Inc. (the “Company”), received a notice (the “Notice”) from the Oregon Liquor Control Commission (the “OLCC”) alleging that EVIO Labs Portland failed to test marijuana items in a manner consistent with its accreditation by the Oregon Health Authority. The alleged violations occurred in December, 2017 and January, 2018.

EVIO has accepted responsibility for this violation and resolved the issue with the Oregon Health Authority and its associated accreditation body, ORELAP. This was completed in October 2018 with the implementation of a corrective action plan. The corrective action plan included the termination of the employees involved in the incident, retraining of staff, and many improvements to company processes and software; all of which provide better monitoring of the company’s sampler activity.

The Company and EVIO Labs Portland have entered into a settlement agreement with the OLCC which reduced the penalty from the standard sanction of license cancellation to a 32-day suspension from testing cannabis products. The suspension will last from July 20, 2019 through August 21, 2019. During this timeframe, EVIO Labs Portland is permitted to continue serving its nationwide clients fulfilling their needs for testing hemp and CBD products. Furthermore, EVIO Labs continues to serve Oregon cannabis compliance customers from its Medford, Oregon location.

Forward- Looking Statements

Statements contained in this current report that are not statements of historical fact are intended to be and are hereby identified as “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. The Company undertakes no obligation to update or revise this current report to reflect future developments except as otherwise required by the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVIO, INC.

Date: June 20, 2019	By:	/s/ William Waldrop
William Waldrop Chief Executive Officer

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